Eclipse Identity Recognition Corporation

Loan Agreement

Benjamin Gordon

___________________________________________________________________________________________________

Eclipse Identity Recognition Corporation

Loan Agreement

$___20,000________

_November_ __20__, 2012

(Amount Loaned)

(Effective Date)

FOR     VALUE     RECEIVED,     the     undersigned,     ECLIPSE     IDENTITY     RECOGNITION

CORPORATION., a Delaware corporation (the “Company”), promises to pay to Benjamin Gordon,

(the   “Lender”),   or   registered   assigns,   the   principal   sum   of   Twenty   Thousand      US   Dollars

($__20,000.00__)  (the  “Principal  Amount”),  according  to  the  payment  schedule  stated  below  from the  date  of  this  Loan  (the  “Payment  Date”).  The  date  of  this  loan  is  the  date  indicated  above  of  this loan agreement.

When the Company receives at least $100,000 US Dollars of funding shall the Company then repay the Lender the principal loan amount of Twenty Thousand ($20,000) US Dollars. If all or part of the principal loan amount is not paid, an interest charge on the unpaid amount shall apply until the it is paid in full. The interest will be calculated at the rate of ten percent (10%) per annum.

The  Payment  Date  may  be  extended  or  modified  by  both  parties  upon  the  mutual  written consent by both parties.

This  Loan  may  be  prepaid  in  whole  or  in  part  at  any  time  and  from  time  to  time  without prepayment  charge  or  penalty.  Simultaneously  with  any  prepayment  of  principal,  there  must  also  be paid all interest accrued on the amount of principal so prepaid and all other sums then due hereunder or under any instrument, document or other writing now or hereafter securing or pertaining to this Loan.

In case one or more of the following events (each, an “Event of Default”) (whatever the reason for  such  Event  of  Default  and  whether  it  shall  be  voluntary  or  involuntary  or  be  effected  by  operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a)

default in the payment of all of this Loan as and when the same shall become due and payable in accordance with the terms hereof or otherwise and such default continues for

30 days after written notice from the Lender to the Company; or

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Loan Agreement

Benjamin Gordon

___________________________________________________________________________________________________

(b)

the Company pursuant to or within the meaning of any bankruptcy law (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a custodian, receiver,

trustee, assignee, liquidator or similar official of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of her creditors; or

(c)

a  court  of  competent  jurisdiction  enters  an  order  or  decree  under  any  bankruptcy  law  that

(i)  is  for  relief  against  the  Company  in  an  involuntary  case,  (ii)  appoints  a  custodian,

receiver,  trustee,  assignee,  liquidator  or  similar  official  of  the  Company  or  for  all  or substantially  all  of  the  property  of  the  Company,  or  (iii)  orders  the  liquidation  of  the

Company and such order or decree remains unstayed and in effect for 10 days;

then, in each case where an Event of Default occurs, cumulative of and in addition to all other rights and remedies available to the Lender, the Lender, may, at its option, declare the payment hereon to be due and payable immediately.

No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No  delay  or  omission  of  the  Lender  to  exercise  any  right  or  power  accruing  upon  any  Default or Event of Default occurring and continuing  as  aforesaid  shall  impair any such right or power or shall be  construed  to  be  a  waiver  of  any  such  Default  or  Event  of  Default  or  an  acquiescence  therein;  and every  power  and  remedy  given  by  this  Loan  or  by  law  may  be  exercised  from  time  to  time,  and  as often as shall be deemed expedient, by the Lender.

Company  waives  diligence,  presentment,  demand,  protest,  and  notice  of  any  kind  whatsoever.

The  non-exercise  by  Lender  of  any  of  Lender's  rights  hereunder  in  any  instance  shall  not  constitute  a waiver thereof in that or any subsequent instance.

This  Loan,  and  the  obligations  and  rights  of  the  Company  hereunder,  shall  be  binding  upon and inure to the benefit of the Company, the Lender and their respective heirs, successors and assigns.

This   Loan   and   any   documents   attached   hereto   as   Exhibits   or   Appendices   constitute   the

entire agreement and  understanding  between  the  parties  with  respect  to  the  subject  matter  herein  and therein,  and  supersede  and  replace  any  and  all  prior  agreements  and  understandings,  whether  oral  or written with respect to such matters.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation
Loan Agreement
Benjamin Gordon
Page 3 of 5

If there is a disagreement over this loan, both parties agree that Mark Siegel shall be the mediator during such disagreement or dispute.

This Loan shall be construed and interpreted in accordance to the laws of the State of California, United States of America, without giving effect to its conflicts of law principles. Any dispute, controversy, claim, or difference arising out of, or in connection with, or resulting from this Agreement, its application or interpretation, or a breach thereof, which cannot be settled amicably by the parties through the mediator, shall be resolved definitively and exclusively by arbitration under the Rules of Procedure of the American Arbitration Association

IN WITNESS WHEREOF, this Loan has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

ECLIPSE IDENTITY RECOGNITION CORPORATION

By: stephen d. miller

Name: Stephen D. Miller

Title: Chief Executive Officer

Dated: 11/20/2012

LENDER

By: B. Gordon.

Name (Print): ____________

Title (if applicable): ____________

Company (if applicable): ____________

Address: 11/21/2012

____

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Loan Agreement

Benjamin Gordon

___________________________________________________________________________________________________

Telephone: _________________________________

Fax: __________ ____________________________

Dated: ______________________

(Signature Page of Loan Agreement)

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Loan Agreement

Benjamin Gordon

___________________________________________________________________________________________________

APPENDICES (attach if any)

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *